UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 17, 2023 (May 17, 2023)

FORBION EUROPEAN ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41148	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, Delaware	19807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 732 838-4533

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	FRBN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FRBNW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	FRBNU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement

Business Combination Agreement

On May 16, 2023, Forbion European Acquisition Corp. (“FEAC”) entered into a Business Combination Agreement (as it may be amended and/or restated from time to time, the “Business Combination Agreement”) with enGene, Inc., a corporation incorporated under the laws of Canada (“enGene”), and enGene Holdings Inc., a corporation incorporated under the laws of Canada (“Newco”).

The Business Combination Agreement contemplates that the proposed business combination among FEAC, enGene and Newco (the “Business Combination”) will be completed through, among others, the following series of transactions:

•

FEAC shall incorporate or cause to be incorporated Can Merger Sub as a corporation under the laws of Canada and a direct wholly owned subsidiary of FEAC (“Can Merger Sub”) and Newco shall incorporate or cause to be incorporated Cayman Merger Sub as a Cayman Islands exempted company and a direct wholly-owned subsidiary of Newco (“Cayman Merger Sub”);

•

pursuant to a Sponsor and Insiders Letter Agreement entered into concurrently with the execution and delivery of the Business Combination Agreement (the “Sponsor and Insiders Letter Agreement”), Forbion Growth Sponsor FEAC I B.V., a private limited liability company incorporated in The Netherlands (the “Sponsor”) has agreed to surrender, after giving effect to the conversion of all or part of the principal amount outstanding under loans made by the Sponsor to FEAC into private placement warrants of FEAC (“FEAC Private Placement Warrants”), 1,789,004 FEAC Class B shares and 5,463,381 FEAC Private Placement Warrants, as a contribution to the capital of FEAC and for no consideration (the “Surrender”), effective immediately prior to the Class B Conversion (as defined below) on the day which is two (2) business days prior to the Closing Date (as defined below);

•

on the day which is two (2) business days prior to the Closing Date, each FEAC Class B share that remains outstanding following the Surrender shall be exchanged for one FEAC Class A share (the “Class B Conversion”);

•

on the day which is one (1) business day prior to the Closing Date, Cayman Merger Sub will merge with and into FEAC with FEAC as the surviving entity pursuant to a plan of merger under the laws of the Cayman Islands (the “Cayman Merger”);

•

concurrently with the Cayman Merger, and effective at the same time the Cayman Merger becomes effective under Cayman Islands law, (i) Newco will assume the warrants of FEAC to purchase one FEAC Class A share at an exercise price of $11.50 per share (as so assumed, “Newco Warrants”) pursuant to a warrant assignment, assumption and amendment agreement to be entered into on or around the Closing Date, and (ii) Newco will redeem the initial Class A common shares of Newco (the “Newco Shares”) held by the sole shareholder of Newco for an amount equal to the amount of capital that the sole shareholder of Newco contributed for purposes of the incorporation of Newco (such transactions, together with the Cayman Merger, the “Cayman Reorganization”);

•

following the Cayman Reorganization, FEAC will file an election to change its classification for U.S. federal income tax purposes from a corporation to an entity disregarded as separate from its owner Newco, to be effective as of the beginning of the Closing Date (the “U.S. Entity Classification Election” and, together with the Cayman Reorganization, the “FEAC Reorganization”);

•

on the Closing Date, subsequent to the FEAC Reorganization becoming effective, FEAC will sell to Newco, and Newco will purchase, all of the outstanding common shares of Can Merger Sub (the “Can Merger Sub Share Sale”);

•

subsequent to the Can Merger Sub Share Sale, Can Merger Sub and the Company will amalgamate under Section 192 of the Canada Business Corporations Act pursuant to a plan of arrangement (the “Amalgamation”; the date of the Amalgamation being the “Closing Date”), and pursuant to the Amalgamation, (i) each enGene share outstanding immediately prior to the Amalgamation shall be exchanged for Newco Shares at an agreed upon exchange ratio set out in the Amalgamation plan of arrangement (the “Company Exchange Ratio”) and each enGene warrant outstanding immediately prior to the Amalgamation shall be exchanged for Newco Warrants per the Company Exchange Ratio; (ii) each Can Merger Sub share outstanding immediately prior to the Amalgamation shall be exchanged for one common share in the authorized share capital of the amalgamated entity; (iii) in consideration for the issuance of Newco Shares, the amalgamated entity shall issue its common shares to Newco; and

•

following the Amalgamation, Newco will continue from being a corporation incorporated under and governed by the Canada Business Corporations Act to a company continued to and governed by the Business Corporations Act (British Columbia).

The transactions described above, together with the other transactions contemplated by the Business Combination Agreement, are hereinafter referred to as the “Transactions”.

Concurrently with the execution and delivery of the Business Combination Agreement, FEAC, Newco and enGene, among other parties, entered into the enGene Voting Agreement (the “enGene Voting Agreement”), the enGene Lock-Up Agreement (the “enGene Lock-Up Agreement”), and the FEAC Voting Agreement (the “FEAC Voting Agreement”) pursuant to which certain shareholders of enGene and FEAC, respectively, agreed to vote in favor of the Transactions to which it is a party and to certain transfer restrictions in respect of FEAC shares and Newco Shares, as applicable.

The Business Combination Agreement contains customary representations and warranties and covenants. The Business Combination is expected to close in the second half of 2023, subject to the satisfaction of customary closing conditions.

The Business Combination Agreement and the Transactions were approved by the boards of directors of each of FEAC and enGene.

A copy of the Business Combination Agreement, the Sponsor and Insiders Letter Agreement, the enGene Voting Agreement, the enGene Lock-Up Agreement and the FEAC Voting Agreement will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof, and the foregoing description of each of the Business Combination Agreement, the Sponsor and Insiders Letter Agreement, the enGene Voting Agreement, the enGene Lock-Up Agreement and the FEAC Voting Agreement is qualified in its entirety by reference thereto.

Subscription Agreements and Side Letter Agreements

On May 16, 2023, FEAC, Newco and certain investors (the “PIPE Investors”) entered into subscription agreements (the “Subscription Agreements” and each a “Subscription Agreement”) pursuant to which, among other things, the PIPE Investors have agreed, subject to the completion of each element of the Transactions (other than those Transactions that are scheduled to be completed following the Closing Date), to subscribe for and purchase, and FEAC has agreed that it will issue and sell to the PIPE Investors (which obligation will be assumed (the “Assumption”) by Newco after the completion of the FEAC Reorganization and prior to the consummation of the PIPE Financing (as defined below)) the number of FEAC Class A shares (or after the Assumption, Newco Shares) provided for in the applicable Subscription Agreement in exchange for the purchase price of $10.25 per FEAC Class A share (or after the Assumption, Newco Share) (as amended by the Side Letter Agreements (as defined below, the “PIPE Financing”). Pursuant to the Subscription Agreements, the PIPE Investors have collectively subscribed for 5,550,408 FEAC Class A shares (or after the Assumption, Newco Shares) for an aggregate purchase price equal to $56,891,682.00.

Immediately following the execution and delivery of the Subscription Agreements, FEAC and Newco entered into a side letter with each PIPE Investor (the “Side Letter Agreement” and collectively, the “Side Letter Agreements”) to amend the relevant Subscription Agreement and which, together with the relevant Subscription Agreement, reflects the total number of FEAC Class A shares and FEAC warrants to be issued by FEAC (or after the Assumption, the total number of Newco Shares and Newco Warrants to be issued by Newco) pursuant to the PIPE Financing in consideration of the purchase price set forth in the relevant Subscription Agreement.

A copy of the form of Subscription Agreement and Side Letter Agreement will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof, and the foregoing description of each of the Subscription Agreements and the Side Letter Agreements is qualified in its entirety by reference thereto.

Non-Redemption Agreement

On May 16, 2023, Newco, FEAC and a FEAC shareholder that is the beneficial owner of 166,665 FEAC Class A shares entered into a non-redemption agreement (the “Non-Redemption Agreement”), pursuant to which, among others, FEAC will issue additional FEAC Class A shares and FEAC warrants (or after the Assumption, Newco will issue additional Newco Shares and Newco Warrants) to such FEAC shareholder in consideration of such FEAC shareholder’s commitment not to redeem its FEAC Class A shares in connection with the approval of the Business Combination by the shareholders of FEAC (the “Non-Redemption Transaction”).

A copy of the form of Non-Redemption Agreement will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof and the foregoing description of the Non-Redemption Agreement is qualified in its entirety by reference thereto.

Certain enGene Indebtedness

Prior to the execution and delivery of the Business Combination Agreement, enGene agreed to certain modifications of existing convertible indebtedness in an aggregate principal amount of $18.4 million (the “Amended 2022 Convertible Notes” and, together with the enGene warrants to be issued by enGene as consideration for such modifications, the “Amended 2022 Financing”). Concurrently with the execution and delivery of the Business Combination Agreement, enGene entered into agreements pursuant to which it will issue new convertible indebtedness and enGene warrants (i) for cash in an aggregate principal amount of $30.0 million and (ii) in repayment of certain outstanding indebtedness in an aggregate principal amount of $8.0 million (collectively, the “2023 Convertible Notes” and, together with the enGene warrants purchased concurrently, the “2023 Financing”; the 2023 Financing together with the Amended 2022 Financing, the “Convertible Bridge Financing”). The Convertible Bridge Financing indebtedness will be converted in the Transactions into that number of common shares of enGene that, when exchanged at the Company Exchange Ratio, shall equal that number of FEAC Class A shares (or after the Assumption, Newco Shares) that the holders of such indebtedness would have received if they subscribed for FEAC Class A shares (or after the Assumption, Newco Shares) on the same terms as the PIPE Financing.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report under the captions “Subscription Agreements and Side Letter Agreements,” “Non-Redemption Agreement” and “ Certain enGene Indebtedness” is incorporated by reference herein. The securities to be issued in connection with the Business Combination Agreement pursuant to the PIPE Financing, the Non-Redemption Transaction and in respect of enGene’s Convertible Bridge Financing will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 7.01.	Regulation FD Disclosure.

On May 17, 2023, FEAC and enGene issued a Joint Press Release (the “Joint Press Release”) announcing the execution of the Business Combination Agreement.

Also on May 17, 2023, FEAC and enGene released an investor presentation that will be used by FEAC and enGene with respect to the Business Combination (the “Investor Presentation”).

Copies of the Joint Press Release and Investor Presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing

Forward-Looking Statements

The information in this Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding enGene’s and FEAC’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report may include, for example, statements regarding: enGene’s research and development programs, regulatory and business strategy, future development plans, and management; enGene’s ability to advance product candidates and the timing or likelihood of regulatory filings and approvals; statements regarding FEAC’s or enGene’s ability to consummate the proposed Business Combination.

All forward-looking statements are based on estimates and assumptions that, while considered reasonable by FEAC and its management and enGene and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond FEAC’s and enGene’s control. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and should not be relied on by an investor as, a guarantee, assurance, prediction or definitive statement of a fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of FEAC and enGene. All forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results to differ materially from those that we expected and/or those expressed or implied by such forward-looking statements. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements with respect to the proposed Business Combination; the outcome of any legal proceedings that may be instituted against FEAC, enGene, Newco or others following this announcement of the proposed Business Combination and the definitive agreements with respect thereto; the inability to complete the proposed Business Combination due to the failure to obtain approval of the shareholders of FEAC or enGene, or to satisfy other conditions to closing; changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; the ability of the combined company to meet stock exchange listing standards following the consummation of the proposed Business Combination; the risk that the proposed Business Combination disrupts current plans and operations of enGene as a result of the announcement and consummation of the proposed Business Combination; the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the net cash proceeds to the combined company following redemptions and transaction expenses; risks applicable to enGene’s business, including the extensive regulation of all aspects of enGene’s business, competition from other existing or newly developed products and treatments; risks associated with the protection of intellectual property, the combined company’s ability to raise additional capital to fund its produce development activity, and its ability to maintain key relationships and to attract and retain talented personnel; costs related to the proposed Business Combination; changes in applicable laws or regulations; the possibility that enGene or the combined company may be adversely affected by changes in domestic and foreign business, market, financial, political, legal conditions and laws and regulations; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; enGene’s estimates of expenses; or other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary” in FEAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, or other documents filed or to be filed from time to time by FEAC or Newco with the SEC.

Any forward-looking statement speaks only as of the date on which it was made. FEAC and enGene anticipate that subsequent events and developments will cause FEAC and enGene’s assessments to change. While FEAC and enGene may elect to update these forward-looking statements at some point in the future, FEAC and enGene specifically disclaim any obligation to do so, unless required by applicable law. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

enGene and FEAC disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this Current Report and such liability is expressly disclaimed.

Additional Information About the Proposed Business Combination and Where To Find It

In connection with the Business Combination Agreement and the proposed Business Combination, which will be the surviving public company of the Business Combination, intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 relating to the proposed Business Combination, which will include a preliminary proxy statement/prospectus. This communication is not intended to be, and is not, a substitute for the proxy statement/prospectus or any other document that Newco or FEAC has filed or may file with the SEC in connection with the proposed Business Combination. After the registration statement on Form S-4 has been declared effective, the definitive proxy statement/prospectus will be mailed to shareholders of FEAC as of a record date to be established for voting on the proposed Business Combination and the other proposals regarding the proposed Business Combination set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and shareholders of FEAC are urged to carefully read the entire proxy statement/prospectus, when it becomes available, as well as any amendments or supplements thereto, because they will contain important information about the proposed Business Combination. This Current Report does not contain all the information that should be considered concerning the proposed Business combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters. FEAC investors and shareholders will also be able to obtain copies of the preliminary and definitive proxy statements/prospectuses, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Forbion European Acquisition Corp., Gooimeer 2-35, 1411 DC Naarden, The Netherlands, Attention: Cyril Lesser.

Participants in the Solicitation

FEAC, enGene, Newco and their respective directors, managers, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from FEAC’s shareholders with respect to the proposed Business Combination under the rules of the SEC. FEAC’s investors and security holders may obtain more detailed information regarding the names and interests in the proposed Business Combination of FEAC’s directors and officers, without charge, in FEAC’s filings with the SEC, including, when filed with the SEC, the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus, and other documents filed with the SEC. Such information with respect to enGene’s and Newco’s directors and executive officers will also be included in the proxy statement/prospectus.

No Offer or Solicitation

This Current Report is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release, dated May 17, 2023.

99.2	Investor Presentation, dated May 17, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2023

FORBION EUROPEAN ACQUISITION CORP.

By:	/s/ Jasper Bos
Name:	Jasper Bos
Title:	Chief Executive Officer (Principal Executive Officer)